UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 28, 2022, the Board of Managers of Greystone AF Manager LLC, the general partner of the general partner of America First Multifamily Investors, L.P. (the “Partnership”), approved a 1-for-3 reverse unit split of the Partnership’s outstanding beneficial unit certificates representing assigned limited partnership interests (“BUCs”) (the “Reverse Unit Split”).

The Reverse Unit Split will become effective after market close on April 1, 2022 (the “Effective Date”), and the BUCs will commence trading on a split-adjusted basis on April 4, 2022. The Partnership will obtain a new CUSIP number for the BUCs in connection with the Reverse Unit Split. The BUCs will continue to trade on the Nasdaq Global Select Market under the trading symbol “ATAX.”

On March 2, 2022, the Partnership issued a press release announcing the Reverse Unit Split, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Reason for the Reverse Unit Split

The Partnership is pursuing the Reverse Unit Split to reduce the number of outstanding BUCs, to increase the BUC price on the Nasdaq Global Select Market, and to make the BUCs more attractive to investors.

Effects of the Reverse Unit Split

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, every three outstanding BUCs held by individual unitholders will be automatically combined into one BUC. Any fractional BUCs resulting from the Reverse Unit Split will be rounded to the nearest whole BUC, with any fraction equal to or above 0.5 BUC rounded up to the next higher BUC, as provided by the Partnership’s Amended and Restated Agreement of Limited Partnership dated as of September 15, 2015, as amended (the “Partnership Agreement”). No cash will be paid to any holders of fractional BUCs.

No Unitholder Approval Required. Pursuant to Section 3.05(a) of the Partnership Agreement, the general partner of the Partnership can effectuate the Reverse Unit Split so long as each unitholder shall have the same percentage interest in the Partnership as before such event. As described herein, the Reverse Unit Split complies with such requirements.

Notice Procedures. The Partnership will provide formal notice of the Reverse Unit Split to unitholders of record on February 28, 2022, with such communication to be either delivered or mailed on or around March 10, 2022. Such notices are being provided in accordance with Section 3.05(b) of the Partnership Agreement.

Certificated and Non-Certificated BUCs. Unitholders who are holding their BUCs in electronic book-entry form at brokerage firms do not need to take any action, as the effect of the Reverse Unit Split will automatically be reflected in their brokerage accounts.

After the Reverse Unit Split becomes effective, unitholders holding physical certificates will be required to send the certificates, together with a Letter of Transmittal, to the Partnership’s transfer agent and registrar, American Stock Transfer & Trust Company (the “Transfer Agent”). Unitholders will have new BUCs issued in book-entry form. However, the Transfer Agent will issue a new certificate reflecting the Reverse Unit Split to each unitholder who requests a new certificate. The Transfer Agent can be contacted at (800) 937-5449.

Capitalization. Immediately after the Reverse Unit Split, each unitholder’s percentage ownership interest in the Partnership and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional BUCs into whole BUCs. The rights and privileges of the holders of BUCs will be substantially unaffected by the Reverse Unit Split. The Reverse Unit Split does not materially affect the proportionate interest in the Partnership of any BUC holder or the relative rights, preferences, privileges or priorities of any such unitholder.

The Reverse Unit Split will not affect the Partnership’s designated series of preferred units representing limited partnership interests.

Equity Incentive Plan. On the Effective Date, all Restricted Unit Awards under the Partnership’s 2015 Equity Incentive Plan (the “Plan”) outstanding immediately prior to the Reverse Unit Split will be adjusted by dividing the number of restricted units by three and subject to rounding to the nearest whole restricted unit. In addition, the maximum number of BUCs that may be delivered with respect to awards under the Plan will be adjusted from 3,000,000 to 1,000,000.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Reverse Unit Split, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Date:	March 2, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer